SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         Alamogordo Financial Corporation
                -------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              Kenneth Lehman, Esq.
            --------------------------------------------------------
                   (Name of Person(s) Filling Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:
         .......................................................................
         2) Aggregate number of securities to which transaction applies:
         .......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         .......................................................................
         4) Proposed maximum aggregate value of transaction:
         .......................................................................
         5)  Total fee paid:
         .......................................................................
[ ]  Fee previously paid:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

                        ALAMOGORDO FINANCIAL CORPORATION
                                 500 10th Street
                          Alamogordo, New Mexico 88310
                                 (505) 437-9334




October 12, 2001


Dear Stockholder:

We are pleased to invite you to attend our second annual meeting, the 2001 Annual Meeting of Stockholders of Alamogordo Financial Corporation (the "Company"). The Annual Meeting will be held at the main office of Alamogordo Federal Savings and Loan Association, 500 10th Street, Alamogordo, New Mexico, at 11:00 a.m., local time, on November 21, 2001.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the operations of the Company and Alamogordo Federal Savings and Loan Association (the "Association"), the wholly-owned subsidiary of the Company. Directors and officers of the Company and Association will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of two directors and the ratification of the appointment of our independent auditors for the fiscal year ending June 30, 2002. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders, and the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                                   Sincerely,

                                      /s/ R. Miles Ledgerwood

                                      R. Miles Ledgerwood
                                      President and Chief Executive Officer

                        Alamogordo Financial Corporation
                                 500 10th Street
                          Alamogordo, New Mexico 88310
                                 (505) 437-9334

                                    NOTICE OF
                       2001 ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On November 21, 2001

         Notice is hereby given that the Annual Meeting of Stockholders of Alamogordo Financial Corporation (the "Company") will be held at the main office of Alamogordo Federal Savings and Loan Association, 500 10th Street, Alamogordo, New Mexico, at 11:00 a.m., local time, on November 21, 2001.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

1.       The election of two directors;
2. The ratification of the Company's appointment of The Accounting and Consulting Group as the Company's independent auditors for the fiscal year ending June 30, 2002; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on October 1, 2001, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at Alamogordo Federal Savings and Loan Association, 500 10th Street, Alamogordo, New Mexico 88310 for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

                       By Order of the Board of Directors

                                                     /s/ Julia A. Eggleston

                                                     Julia A. Eggleston
                                                     Secretary
Alamogordo, New Mexico
October 12, 2001


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                        Alamogordo Financial Corporation
                                 500 10th Street
                          Alamogordo, New Mexico 88310
                                 (505) 437-9334
                      -------------------------------------

                                 PROXY STATEMENT
                      -------------------------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                                November 21, 2001
                      -------------------------------------

                       SOLICITATION AND VOTING OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Alamogordo Financial Corporation (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the main office of Alamogordo Federal Savings and Loan Association, 500 10th Street, Alamogordo, New Mexico, at 11:00 a.m., local time, on November 21, local time, and at all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about October 18, 2001.

         Regardless of the number of shares of Common Stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed Proxy Card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted FOR the election of the nominees for director named in this Proxy Statement, and FOR the ratification of the Company's auditor for the fiscal year ending June 30, 2002.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

         Proxies may be revoked at any time prior to exercise by sending written notice of revocation to the Secretary of the Company, Julia A. Eggleston, at the address of the Company shown above, or by delivering to the Company a duly executed proxy bearing a later date. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

         The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail and telephone by the Company's Directors, officers and regular employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

                                VOTING SECURITIES

         Holders of record of the Company's common stock, par value $.01 per share (the "Common Stock") as of the close of business on October 1, 2001 (the "Record Date") are entitled to one vote for each share then held, except as described below. As of the Record Date, the Company had 1,292,317 shares of Common Stock issued and outstanding (excluding treasury shares), including 918,000 shares held by AF Mutual Holding Company, our majority owned parent. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum at this Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES

         As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominee proposed by the Board, or to WITHHOLD AUTHORITY to vote for the nominee being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for the nominees being proposed is withheld.

         As to the ratification of the appointment of independent auditors, the proxy card being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote "FOR", (ii) vote "AGAINST", or (iii) vote to "ABSTAIN" from voting on, such matter. An affirmative vote of the holders of a majority of the Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote is required to constitute ratification by the stockholders. Shares as to which the "ABSTAIN" box has been selected on the proxy card will be counted as shares present and entitled to vote and will have the effect of a vote against the matter for which the "ABSTAIN" box has been selected. In contrast, broker non-votes will not be counted as shares present and entitled to vote and will have no effect on the vote on the matter presented.

         Proxies solicited hereby will be returned to the Company, and will be tabulated by an inspector of election designated by the Board.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         Persons and groups who beneficially own in excess of 5% of the Common Stock are required to file certain reports with the Company and with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information regarding each person known to be beneficial owner of more than 5% of the Company's outstanding shares of Common Stock and all executive officers and directors as a group on the Record Date.

                                                      Amount of Shares
                                                      Owned and Nature                     Percent of Shares
         Name and Address of                            of Beneficial                       of Common Stock
          Beneficial Owner                                Ownership                           Outstanding

     AF Mutual Holding Company                             918,000                               69.1%
     500 10th Street
     Alamogordo, New Mexico 88310


     All executive officers and directors                  86,161                                6.5%
     as a group (10 persons).


-----------------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table, of any shares if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

                        PROPOSAL 1--ELECTION OF DIRECTORS

         Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Annual Meeting to serve for a three-year period and until their successors have been elected and qualified. The Board of Directors has nominated S. Thomas Overstreet and R. Miles Ledgerwood to serve as directors. Both nominees currently serve as members of the Board of Directors.

         The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors will be voted at the Annual Meeting for the election of the nominees identified below (unless otherwise directed on the proxy card). If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why either nominee might be unable to serve, if elected. The table also includes certain information regarding our executive officers.


                                                                             Term to       Shares of
                                                                        Expire following  Common Stock
                          Age           Positions                        Fiscal Year     Beneficially
                          as of        Held in the          Director         Ending        Owned on        Percent
         Name          June 30, 2001     Company             Since          June 30        Record Date     Of Class
   -----------------   -------------  -------------        ----------      ---------      ------------    -----------

                                    NOMINEES
   S. Thomas Overstreet     64        Vice Chairman             1997            2001        24,629(1)      1.9%
   R. Miles Ledgerwood      46        Director, President and   1997            2001        12,874(2)      *
                                      Chief Executive Officer

                         DIRECTORS CONTINUING IN OFFICE

   Robert W. Hamilton       82        Chairman                  1997            2002        25,174(3)      1.9%
   Earl E. Wallin           73        Director                  1997            2002         6,943(4)      *
   Jimmie D. Randall        63        Director                  2000            2003         4,190(5)      *

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

   Norma J. Clute           37        Vice President and Treasurer                           3,535(6)      *
   Julia A. Eggleston       49        Sr. Vice President, Chief Operating Officer & Secretary          6,369(7)    *
   Kemmie D. Jeter          47        Vice President-Head of Teller Operations               1,597(8)      *
   Larry Chapman            42        Vice President-Lending Operations                                   --       *
   Cecilia E. Ashe          39        Vice President-Commercial and Consumer Lending                     850(9)    *

-----------------------
*    less than 1%
(1) Includes options to purchase 5,354 shares of common stock that vest within 60 days of the date as of which beneficial ownership is determined, and 2,275 shares of restricted stock (regardless of the date of vesting).
(2)  Includes 4,460 shares of restricted stock.
(3) Includes options to purchase 7,140 shares of common stock that vest within 60 days of the date as of which beneficial ownership is determined, and 3,034 shares of restricted stock.
(4) Includes options to purchase 3,118 shares of common stock that vest within 60 days of the date as of which beneficial ownership is determined, and 1,325 shares of restricted stock.
(5) Includes options to purchase 2,238 shares of common stock that vest within 60 days of the date as of which beneficial ownership is determined, and 952 shares of restricted stock.
(6)  Includes 1,000 shares of restricted stock.
(7)  Includes 1,767 shares of restricted stock.
(8)  Includes 850 shares of restricted stock.
(9)  Includes 850 shares of restricted stock.

Directors

         The principal occupation during the past five years of each director and executive officer of the Company is set forth below. All directors have held their present positions for five years unless otherwise stated.

     Robert W. Hamilton. Mr. Hamilton has served as a director of Alamogordo Federal since 1958. Mr. Hamilton is a retired funeral director.

     S. Thomas Overstreet. Mr. Overstreet has served as a director of Alamogordo Federal since 1976. Mr. Overstreet is an attorney in the law firm of S. Thomas Overstreet and Associates, P.C.

     Jimmie D. Randall. Mr. Randall has served as a director of Alamogordo Federal since 2000. Mr. Randall is a retired car dealer.

     Earl E. Wallin. Mr. Wallin has served as a director of Alamogordo Federal since 1982. Mr. Wallin was formerly President and Chief Executive officer of Alamogordo Federal until his retirement December 31, 1991.

     R. Miles Ledgerwood. Mr. Ledgerwood has been employed by Alamogordo Federal since 1983 and has served as its President and Chief Executive Officer and as a director since 1992.

Executive Officers who are not Directors

     Norma J. Clute. Ms. Clute has been employed by Alamogordo Federal since 1991 and has served as our Vice President and Treasurer since 1993.

     Julia A. Eggleston. Ms. Eggleston has been employed by Alamogordo Federal since 1983 and has served as Senior Vice President, Chief Operating Officer and Secretary since 1993.

     Kemmie D. Jeter. Ms. Jeter has been employed by Alamogordo Federal since 1972 and has served as Vice President and head of teller operations since 1998.

     Larry Chapman. Mr. Chapman has been employed by Alamogordo Federal since 2001 and has served as our Vice President of Lending Operations since that date. Prior to his employment at Alamogordo Federal, Mr. Chapman was employed at several financial institutions and specialized in the areas of commercial and residential mortgage lending and investment management.

     Cecilia E. Ashe. Ms. Ashe has been employed by Alamogordo Federal since 2000 and has served as our Vice President of Commercial and Consumer Lending since that date. Prior to her employment at Alamogordo Federal, Ms. Ashe was employed by another financial institution for 17 years and served as a Vice President.

Meetings of the Board of Directors and Its Committees

         The Company's Board of Directors meets on a quarterly basis and may hold additional special meetings. During the fiscal year ended June 30, 2001, our board of directors held seven regular meetings and seven special meetings, and no director attended fewer than 75% of such meetings. The Company's Board does not currently maintain a standing nominating or compensation committee.

         The Company's audit committee consists of Messrs. Overstreet, (Chairman) and Hamilton, all of whom are nonemployee directors. Mr. Overstreet is jointly certified as an attorney and certified public accountant, and has held these designations for the past 25 years. The Audit Committee meets [on a quarterly basis] with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. The Company's Audit Committee met three times during the year ended June 30, 2001.

Audit Committee Report

         In accordance with rules recently established by the SEC, the Audit Committee has prepared the following report. The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this proxy statement as Appendix A.

         As part of its ongoing activities, the Audit Committee has:

o Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended June 30, 2001;

o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001 and be filed with the SEC.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                               The Audit Committee
                               S. Thomas Overstreet (Chairman)
                               Robert W. Hamilton

Director Compensation

         Fees. During the fiscal year ended June 30, 2001, the Company did not separately pay directors fees. Alamogordo Federal paid each director a monthly fee of $2,000, the Vice Chairman an additional monthly fee of $400, and the Chairman an additional monthly fee of $800. In addition, the Chairmen of the Investment Committee, Audit Committee, Compliance Committee and Board of Directors of Space Age Service Corporation are paid monthly fees of $350, $350, $200 and $300, respectively. Alamogordo Federal paid a total of $124,800 in board and committee fees during the fiscal year ended June 30, 2001.

         Stock Option Plan. During the fiscal year ended June 30, 2001, nonemployee Directors Hamilton, Overstreet, Wallin and Randall were awarded options to purchase 7,140, 5,354, 3,118 and 2,238 shares of the Company's common stock, respectively, all of which vested on June 25, 2001. The exercise price of the options is $18.50, the fair market value of the Company's common stock on the date of the award.

         Restricted Stock Plan. During the fiscal year ended June 30, 2001, nonemployee Directors Hamilton, Overstreet, Wallin and Randall were awarded 3,034, 2,275, 1,325 and 952 shares of restricted stock, respectively. The shares vest in two equal installments on November 1, 2001 and 2002. Directors receive dividends on and are able to vote all unvested shares. The last reported trade of the Company's common stock on the date of the awards was $18.50, and as of June 30, 2001 was $18.50.

Executive Compensation

         Summary Compensation Table. The following table provides information about the compensation paid for 2001 to our Chief Executive Officer (the "Named Executive Officer"). No other officer's total annual salary and bonus for 2001 totaled $100,000 or more.



                                                  Summary Compensation Table         Long-Term Compensation
                                                    Annual Compensation(1)                    Awards
                                            -------------------------------------    -------------------------

                                 Fiscal                               Other Annual    Restricted                    All Other
                               Year Ended                             Compensation       Stock       Options/    Compensation
 Name and Principal Position    June 30,    Salary($)(1) Bonus($)       ($)(2)      Awards($)(3)   SARs (#)(4)       ($)(5)
----------------------------  ----------   ------------- --------     ------------  ------------  ------------   -------------



Miles Ledgerwood, President,      2001
Chief Executive Officer and                   124,951     26,395         $--           $82,510        8,925          12,651
Director
                                  2000
                                              122,175     23,989          --             --            --             900

---------------------------------
(1) Includes amounts deferred at the election of the executive under the Company's 401(k) plan.
(2) Does not include perquisites and personal benefits, the aggregate amount of which does not exceed the lesser of $50,000 or 10% of the total salary and bonus reported.
(3) Based on the last trade reported as of the date of the award. Awards during the fiscal year ended June 30, 2001 represent 4,460 shares of restricted stock that vest in five equal annual installments commencing on July 1, 2002. As of June 30, 2001, the executive held 4,460 shares of restricted stock with a value of $82,510 based on the last trade reported as of that date. The executive receives dividends on and is able to vote all unvested shares.
(4) Awards vest in five equal annual installments commencing on July 1, 2002.
(5) Includes awards under the Company's stock ownership plan based on the value of the shares allocated as of the date of the allocation, and Company contributions under the Company's 401(k) plan.

Stock Option Plan

         Option Grants Table. Set forth below is information concerning options granted to the Named Executive Officer during the fiscal year ended June 30, 2001.

                                                                                       Potential Realized Value at
                                                                                         Assumed Annual Rates of
                                                                                         Stock Price Appreciation
                                                       Individual Grants                     for Option Terms
                                           ------------------------------------------  -------------------------------
                                           Percent of Total
                                            Options Granted    Exercise
                                Options     to Employees in     or Base    Expiration
             Name               Granted       Fiscal Year        Price      Date (2)        5%             10%
--------------------------     ----------  ------------------  ---------  -----------   ---------       ---------
  R. Miles Ledgerwood              8,925             25%          $18.50     10 yrs       $103,838       $263,147


         Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value Table. Set forth below is information concerning the shares acquired upon exercise of options during 2000 by the Named Executive Officer, and the number and value of stock options held by the Named Executive Officer at June 30, 2001.


                                                                 Number of Unexercised        Value of Unexercised
                                                                   Options at Fiscal         In-The-Money Options at
                             Shares Acquired       Value                Year-End                 Fiscal Year-End
Name                          Upon Exercise       Realized      Exercisable/Unexercisable   Exercisable/Unexercisable
-------------------------   -----------------     ---------    --------------------------   --------------------------
R. Miles Ledgerwood                --               --                 --/8,925                   --/$165,113

-----------------------------
(1)  Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of the Company's common stock that would be received upon exercise, assuming such exercise occurred on June 30, 2001, on which date the last reported sale price was $18.50 per share.

Defined Benefit Pension Plan

         The Company maintains the Pentegra Retirement Fund, which is a qualified, tax-exempt defined benefit plan ("Retirement Plan"). All employees age 21 or older who have worked at the Company for a period of one year in which they have 1,000 or more hours of service are eligible for membership in the Plan. Once eligible, an employee receives credit for all years of employment with the Company for purposes of determining the employee's benefit service and vested percentage under the Retirement Plan. The Company annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act ("ERISA").

         The regular form of all retirement benefits (i.e., normal, early or disability) is payable in monthly installments for the life of the retiree plus a retirement death benefit. An optional form of benefit may be selected instead of the normal form of benefits. These optional forms include a higher monthly installment payable for life and no further benefit upon death, a revised monthly installment during the member's life with some other benefit payable upon death and various annuity forms. Benefits payable upon death may be made in a lump sum, installments over 10 years, or a lifetime annuity.

         The normal retirement benefit payable annually ("regular annual retirement allowance") at or after age 65, is an amount equal to 2% multiplied by years of benefit service times average compensation based on the average of the three years providing the highest average. A reduced benefit is payable as early as age 45, after the member has become vested. A member is fully vested in his account upon completion of five or more years of employment or upon attaining normal retirement age. If a member dies in active service, his beneficiary would be entitled to a lump sum death benefit equal to 100% of the member's last 12 months' salary, plus an additional 10% of the salary for each year of benefit service until a maximum of 300% of such salary is reached for 20 or more years, plus refund of the member's own contributions, if any, with interest. If a member dies after becoming eligible for early retirement his beneficiary would receive the higher of the active service death benefit or the retirement death benefit. The retirement death benefit is 12 times the regular annual retirement allowance less the sum of the allowance payments made before death.

         The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in calendar year 2001, expressed in the form of a single life annuity for the average salary and benefit service classifications specified below.

     Highest Three-Year
           Average                                    Years of Service and Benefit Payable at Retirement
                                  ------------------------------------------------------------------------------
        Compensation                 15            20            25            30            35           40
        ------------              --------      --------      --------      --------     ---------     ---------

           $50,000               $  15,000      $20,000      $ 25,000      $ 30,000     $  35,000      $ 40,000
           $75,000               $  22,500      $30,000      $ 37,500      $ 45,000     $  52,500      $ 60,000
          $100,000               $  30,000      $40,000      $ 50,000      $ 60,000     $  70,000      $ 80,000
          $125,000               $  37,500      $50,000      $ 62,500      $ 75,000     $  87,500      $100,000
          $160,000               $  48,000      $64,000      $ 80,000      $ 96,000     $ 112,000      $128,000

         As of June 30, 2001, R. Miles Ledgerwood had 17 years of benefit service under the Retirement Plan.

Certain Transactions with Directors and Executive Officers

         Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee, and must not involve more than the normal risk of repayment or present other unfavorable features. We currently do not make new loans or extensions of credit to our executive officers, directors and employees at different rates or terms than those offered to the general public. All loans to our directors, officers and employees have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions, and do not involve more than minimal risk of collectibility.

         S. Thomas Overstreet, who serves as a director of the Company and Alamogordo Federal, is a partner of the law firm of S. Thomas Overstreet and Associates, P.C., which represents Alamogordo Federal in mortgage loan transactions. For the fiscal year ended June 30, 2001, Alamogordo Federal paid legal fees to S. Thomas Overstreet and Associates, P.C. totaling $36,347. The terms and conditions of these fees and services are substantially the same as those for similar transactions with other parties.

       PROPOSAL 2--RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

         The Company's independent auditors for the fiscal year ended June 30, 2001, were The Accounting & Consulting Group, L.L.P. The Company's Board of Directors has reappointed The Accounting & Consulting Group, L.L.P., to continue as independent auditors of the Company for the fiscal year ending June 30, 2002, subject to ratification of such appointment by the stockholders. It is expected that a representative of The Accounting & Consulting Group, L.L.P., will attend the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

         Set forth below is certain information concerning aggregate fees billed for professional services rendered by The Accounting and Consulting Group during the fiscal year ended June 30, 2001:

     Audit Fees                                                       $   25,910
     Financial Information Systems Design and Implementation Fees     $       --
     All Other Fees                                                   $   18,842

         The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services rendered, is compatible with maintaining the independence of The Accounting & Consulting Group, L.L.P. The Audit Committee concluded that performing such services does not affect the independence of The Accounting & Consulting Group, L.L.P. in performing its function as auditor of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE ACCOUNTING & CONSULTING GROUP, L.L.P. AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2002.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 500 10th Street, Alamogordo, New Mexico 88310, no later than June 18, 2002. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

         Under the Company's Bylaws, certain procedures are provided which a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide, generally, that stockholders desiring to make nominations for directors, or to bring a proper subject of business before the meeting, must do so by a written notice timely received (generally not later than five days in advance of such meeting, subject to certain exceptions) by the Secretary of the Company.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                  MISCELLANEOUS

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company's 2001 Annual Report to Stockholders has been mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2001, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO JULIA A. EGGLESTON, SECRETARY, ALAMOGORDO FINANCIAL CORPORATION, 500 10TH STREET, ALAMOGORDO, NEW MEXICO 88310.


                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Julia A. Eggleston
                                              ----------------------------------
                                              Julia A. Eggleston
                                              Secretary
Alamogordo, New Mexico
October 12, 2001

                                   APPENDIX A

                        Alamogordo Financial Corporation

                             Audit Committee Charter



Organization

         There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

         The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In doing so, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditor, and the financial management of the Company.

Composition

         The audit committee shall be comprised of three or more directors as determined by the board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the board, would interfere with the exercise of his or her independent judgment. All members of the committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

Frequency of Meetings

         The audit committee shall meet at least four times annually, or more frequently as circumstances dictate.

Responsibilities

         In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirement and are of the highest quality.

         In carrying out these responsibilities, the audit committee will:

o             Review and update this charter periodically, at least annually.

o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its subsidiaries.

o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, review such audit, including any comments or recommendations of the independent auditors.

o Review with the independent auditors, the Company's internal auditor, and financial accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review Company policy statements to determine their adherence to the code of conduct.

o Review the internal audit function of the Company, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

o Receive prior to each meeting, a summary of finding from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosures and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

o Review accounting and financial human resources and succession planning within the Company.

o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.